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                                                                Exhibit 10.20

                              SECURED PROMISSORY NOTE
                                        AND
                                   LOAN AGREEMENT

                                                                 OCTOBER 7, 1997
                                                            NASHVILLE, TENNESSEE

     FOR VALUE RECEIVED, subject to the terms and conditions set forth below, RONALD N. HOGE, an individual, (the "Executive"), whose address is 420 Elmington Avenue, Nashville, Tennessee 37215, hereby promises to pay to the order of MAGNETEK, INC. (the "Holder"), whose address is 26 Century Boulevard, Nashville, Tennessee 37214, the principal sum of $1,000,000 without interest. Payment of principal hereunder shall be made in lawful money of the United States of America at the address of the Holder set forth above, or at such other place as the Holder may from time to time designate in writing to the Executive.

     1. PURPOSE. The Executive, and by its acceptance of this Note, the Holder, acknowledge and agree that the purpose of all advances to the Executive evidenced by this Note is to enable the Executive to purchase or construct a new principal residence in Nashville, Tennessee. The indebtedness evidenced hereby shall be a no-interest mortgage loan, as described in Treas. Reg. Section 1.7872-5T(c)(1)(i).

     2. MATURITY DATE. The Executive shall repay the outstanding principal balance of this Note on December 31, 2000.

     3. PREPAYMENT. The Executive may prepay all or part of the outstanding principal balance of this Note, without premium or penalty, at any time.

     4. INTEREST. In the event the employment of Executive by Holder shall cease or be terminated for any reason, interest shall be due on the remaining principal amount hereof from and after the date of such cessation or termination at a rate equal to the "applicable federal rate", as determined and applied in accordance with Section 7872(f)(2) of the Internal Revenue Code of 1986, as amended.

     5. SUBORDINATION. The indebtedness evidenced by this Note shall at all times be subordinate to the indebtedness evidenced by that certain note executed by the Executive in favor of First American National Bank dated October 11, 1996 in the principal amount of $1,000,000.

     6. PRIOR NOTE. The Executive, and by its acceptance of this Note, the Holder, acknowledge that this Note shall supersede that certain "Unsecured Promissory Note and Loan Agreement" executed by the Executive in favor of the Holder dated July 29, 1996.

     7. EVENTS OF DEFAULT; ACCELERATION. The term "Event of Default" shall mean (i) a default in payment of principal when due, (ii) the Executive's filing of a petition for bankruptcy relief under title 11 of the United States Code and (iii) the cessation of the provision of substantial services (including the cessation of employment) by Executive for the Holder. Upon and after the occurrence of any Event of Default (whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise) and at any time so long as such Event of Default shall be continuing, the Holder may, by notice to the Executive, declare this Note to be immediately due and payable, whereupon this Note shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Executive.



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     8.   REPRESENTATIONS OF EXECUTIVE.  The Executive represents and warrants to the Holder that (i) he reasonably expects to be entitled to and will itemize the deductions for each year this Note shall be outstanding and
(ii) the aggregate principal amount of this Note is not greater than the amount of equity of the Executive and the Executive's spouse in the Executive's former principal residence identified above.

     9. CERTAIN COVENANTS OF EXECUTIVE. The Executive hereby covenants and agrees that (i) the benefits of this Note, including the interest arrangements hereunder, shall be transferable by the Executive, (ii) the proceeds of this Note shall only be utilized to purchase or construct a new principal residence in Nashville, Tennessee, and (iii) he will not convert his former principal residence identified above to business or investment use.

     10. CANCELLATION. Upon payment in full of all principal payable hereunder, this Note shall be surrendered to the Executive for cancellation.

     11. AMENDMENT AND WAIVER. Any provision of this Note may be amended or waived by a written instrument signed by the Executive and by the Holder, such amendment or waiver to be effective but only in the specific instance and for the specific purpose for which the amendment or waiver is made or given. No delay on the part of the Holder in exercising any right thereunder shall operate as a waiver of such right.

     12. ATTORNEYS' FEES. The Executive shall reimburse Holder for any reasonable attorneys' fees and expenses incurred by the Holder in connection with the enforcement of its rights under this Note.

     13. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed given upon personal delivery or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Executive at the address set forth above and (ii) if to the Holder at such Holder's address set forth above, or at such other address as the Executive or the Holder may designate by notice as provided herein.

     9. SEVERABILITY. If any provision of this Note shall be unenforceable, the remaining provisions of this Note shall not in any way be affected or impaired thereby and shall continue in full force and effect.

     10. GOVERNING LAW. This Note and the obligations of the Executive hereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.



                              --------------------------------------
                              RONALD N. HOGE




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                                DEED OF TRUST

     THIS DEED OF TRUST ("Security Instrument") is made on October 7, 1997. The grantor is RONALD N. HOGE and wife, DIANNE HOGE ("Borrower"). The trustee is H. WYNNE JAMES, III, a resident of Davidson County, Tennessee ("Trustee"). The beneficiary is MAGNETEK, INC., which is organized and existing under the laws of Delaware, and whose address is 26 Century Boulevard, Nashville, Tennessee 37214 ("Lender"). Borrower owes Lender the principal sum of One Million Dollars ($l,000,000.00).

     This debt is evidenced by Borrower's note dated the same date as this Security Instrument ("Note"), which provides for monthly payments, with the full debt, if not paid earlier, due and payable on December 31, 2000. This Security Agreement secures to Lender: (a) the repayment of the debt evidenced by the Note, with interest, and all renewals, extensions and modifications of the Note; (b) the payment of all other sums, with interest, advanced under paragraph 4 to protect the security of this Security Instrument; and (c) the performance of Borrower's covenants and agreements under this Security Instrument and the Note. For this purpose, Borrower irrevocably grants and conveys to Trustee, in trust, with power of sale, the following described property located in Davidson County, Tennessee:

     Land in Davidson County, Tennessee, being Lot Nos. 12 and 13 on the Plan of a Subdivision of Lot Nos. 19, 20 and 21 of Belle Meade Plan No. 2, as of record in Book 421, page 172, Registers Office for Davidson County, Tennessee.

     Said Lot Nos. 12 and 13 front together 200 feet on the westerly side of Belle Meade Boulevard and run back 294 feet 6 inches on the northerly line, and 296 feet 3 inches on the southerly line, with the northerly margin of a 5 foot walkway, to a dead line, measuring 200 feet thereon.

     Being the same property conveyed to Ronald N. Hoge and wife, Dianne Hoge by deed from Howard B. Hayes, unmarried, of record in Book 10146, page 566, Register's Office for Davidson County, Tennessee.

which has the address of 605 Belle Meade Boulevard, Nashville, Tennessee 37205;

     TOGETHER WITH all the improvements now or hereafter erected on the property, and all easements, appurtenances, and fixtures now or hereafter a part of the property. All replacements and additions shall also be covered by this Security Instrument. All of the foregoing is referred to in this Security Instrument as the "Property."

     BORROWER COVENANTS that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property and that the Property is unencumbered, except for encumbrances of record as of the date hereof Borrower warrants and will defend generally the title to the Property against all claims and demands, subject to any encumbrances of record as of the date hereof.

     1. PAYMENT OF PRINCIPAL AND INTEREST; PREPAYMENT AND LATE CHARGES. Borrower shall promptly pay when due the principal of and interest on the debt evidenced by the Note and any prepayment and late charges due under the Note.

     2. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender under paragraph 1 shall be applied: first, to any prepayment charges due under the Note; second, to amounts payable under paragraph 2; third, to interest due; fourth, to principal due; and last, to any late charges due under the Note.

     3. CHARGES; LIENS. Borrower shall pay all taxes, assessments, charges, fines and impositions attributable to the Property which may attain priority over this Security Instrument, and leasehold payments or ground rents, if any.


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     Borrower shall pay those obligations on time directly to the person owed payment. If Borrower makes these payments directly, Borrower shall promptly furnish to Lender receipts evidencing the payments.

     Borrower shall promptly discharge any lien which has priority over this Security Instrument (except the lien of that certain deed of trust in favor of First American National Bank of record at Book 10223, page 567, Register's Office for Davidson County, Tennessee, which shall be paid in accordance with the terms of its underlying note) unless Borrower: (a) agrees in writing to the payment of the obligation secured by the lien in a manner acceptable to Lender; (b) contests in good faith the lien by, or defends against enforcement of the lien in, legal proceedings which in the Lender's opinion operate to prevent the enforcement of the lien; of(c) secures from the holder of the lien an agreement satisfactory to Lender subordinating the lien to this Security Instrument. If Lender determines that any part of the Property is subject to a lien which may attain priority over this Security Instrument, Lender may give Borrower a notice identifying the lien. Borrower shall satisfy the lien or take one or more of the actions set forth above within 10 days of the giving of notice.

     4. PROTECTION OF LENDER'S RIGHTS IN THE PROPERTY. If Borrower fails to perform the covenants and agreements contained in this Security Instrument, or there is a legal proceeding that may significantly affect Lender's rights in the Property (such as a proceeding in bankruptcy, probate, for condemnation of forfeiture or to enforce laws or regulations), then Lender may do and pay for whatever is necessary to protect the value of the Property and Lender's rights in the Property. Lender's actions may include paying any sums secured by a lien which has priority over this Security Instrument, appearing in court, paying reasonable attorneys' fees and entering on the Property to make repairs. Although Lender may take action under this paragraph 4, Lender does not have to do so.

     Any amounts disbursed by Lender under this paragraph 4 shall become additional debt of Borrower secured by this Security Instrument. Unless Borrower and Lender agree to other terms of payment, these amounts shall bear interest from the date of disbursement at the Note rate and shall be payable, with interest, upon notice from Lender to Borrower requesting payment.

     5. BORROWER NOT RELEASED; FORBEARANCE BY LENDER NOT A WAIVER. Extension of the time for payment or modification of amortization of the sums secured by this Security Instrument granted by Lender to any successor in interest of Borrower shall not operate to release the liability of the original Borrower or Borrower's successors in interest. Lender shall not be required to commence proceedings against any successor in interest or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Security Instrument by reason of any demand made by the original Borrower or Borrower's successors in interest. Any forbearance by Lender in exercising any right or remedy shall not be a waiver of or preclude the exercise of any right or remedy.

     6. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; CO-SIGNERS. The covenants and agreements of this Security Instrument shall bind and benefit the successors and assigns of Lender and Borrower. Borrower's covenants and agreements shall be joint and several. Any Borrower who co-signs this Security Instrument but does not execute the Note: (a) is co-signing this Security Instrument only to mortgage, grant and convey that Borrower's interest in the Property under the terms of this Security Instrument; (b) is not personally obligated to pay the sums secured by this Security Instrument; and (c) agrees that Lender and any other Borrower may agree to extend, modify, forbear or make any accommodations with regard to the terms of this Security Instrument or the Note without that Borrower's consent.

     7. NOTICES. Any notice to Borrower provided for in this Security Instrument shall be given by delivering it or by mailing it by first class mail unless applicable law requires use of another method. The notice shall be directed to the Property Address or any other address Borrower designates by notice to Lender. Any notice to Lender shall be given by first class mail to Lender's address stated herein or any other address Lender designates by notice to Borrower. Any notice provided for in this Security Instrument shall be deemed to have been given to Borrower or Lender when given as provided in this paragraph.


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     8.   ACCELERATION; REMEDIES.  Lender shall give notice to Borrower prior to acceleration following Borrower's breach of any covenant or agreement in this Security Instrument. The notice shall specify: (a) the default; (b) the action required to cure the default; (c) a date, not less than 30 days from the date the notice is given to Borrower, by which the default must be cured; and (d) that failure to cure the default on or before the date specified in the notice may result in acceleration of the sums secured by this Security Instrument and sale of the Property. The notice shall further inform Borrower of the right to reinstate after acceleration and the right to bring a court action to assert the nonexistence of a default or any other defense of Borrower to acceleration and sale. If the default is not cured on or before the date specified in the notice, Lender, at its option, may require immediate payment in full of all sums secured by this Security Instrument without further demand and may invoke the power of sale and any other remedies permitted by applicable law. Lender shall be entitled to collect all expenses incurred in pursuing the remedies provided in this paragraph 8, including, but not limited to, reasonable attorney's fees and costs of title evidence.

     If Lender invokes the power of sale, Trustee shall give notice of sale by public advertisement in the county in which the Property is located for the time and in the manner provided by applicable law, and Lender or Trustee shall mail a copy of the notice of sale to Borrower in the manner provided in paragraph 7. Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder at the time and under the terms designated in the notice of sale. Lender or its designee may purchase the Property at any sale.

     Trustee shall deliver to the purchaser Trustee's deed conveying the Property without any covenant or warranty, expressed or implied. The recitals in the trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale of the following order: (a) to all expenses of the sale, including, but not limited to, reasonable Trustee's and attorneys' fees; (b) to all sums secured by this Security Instrument; and (c) any excess to the person or persons legally entitled to it. If the Property is sold pursuant to this paragraph 8, Borrower, or any person holding possession of the Property through Borrower, shall immediately surrender possession of the Property to the purchaser at the sale. If possession is not surrendered, Borrower or such person shall be a tenant at will of the purchase and hereby agrees to pay the purchaser the reasonable rental value of the Property after sale.

     9. RELEASE. Upon payment of all sums secured by this Security Instrument, Lender shall release this Security Instrument without charge to Borrower.

     10. SUBSTITUTE TRUSTEE. Lender, at its option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Security Instrument is recorded. Without conveyance of the Property, the successor Trustee shall succeed to all the title, power and duties covered upon Trustee herein and by applicable law.

     11. WAIVERS. Borrower waives all right of homestead, equity of redemption, statutory right of redemption and relinquishes all other rights and exemptions of every kind, including, but not limited to, a statutory right to an elective share in the Property.

     BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Security Instrument.



                              ------------------------------------------
                              RONALD N. HOGE                           -Borrower



                              ------------------------------------------
                              DIANNE HOGE                              -Borrower


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